Exhibit 24
                                   ----------

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Anthony D. Autorino and Vincent DiVincenzo, individually, his attorneys-in-fact, with the power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their respective substitutes, may do or cause to be done by virtue hereof.


    Signature                                      Title                                     Date


/s/ Anthony D. Autorino                     Chairman, Chief Executive               September 19, 1997
------------------------------------        Officer and Director
Anthony D. Autorino                         (Principal Executive Officer)


/s/ Thomas H. Decker                        Director                                September 19, 1997
-------------------------------------
Thomas H. Decker


/s/ William A. DiBella                      Director                                September 19, 1997
-------------------------------------
William A. DiBella


/s/ Vincent DiVincenzo                      Chief Financial Officer,                September 19, 1997
-------------------------------------       Treasurer and Director
Vincent DiVincenzo                          (Principal Financial and
                                            Accounting Officer)



/s/ Ajit G. Hutheesing                      Director                                September 19, 1997
--------------------------------------
Ajit G. Hutheesing


/s/ Craig A. Marlar                         Director                                September 19, 1997
---------------------------------------
Craig A. Marlar


/s/ Nicholas E. Sinacori                    Director                                September 19, 1997
-------------------------------------
Nicholas E. Sinacori